TARGET PORTFOLIO TRUST

Target Intermediate-Term Bond Portfolio

Supplement dated December 17, 2014 to the
Currently Effective Prospectus and Summary Prospectus

Important Changes relating to the Target Intermediate-Term Bond Portfolio

The Board of Trustees of the Trust, on behalf of the Fund, recently approved a repositioning of the Fund. The repositioning, which is explained in more detail below, will result in changes to the Fund’s investment objective, certain investment policies and investment strategies, the adoption of a new name for the Fund, and will also result in the termination of the Fund’s existing subadviser and the appointment of a new subadviser to manage the Fund.

Overview of the Repositioning.

Currently, the Fund is subadvised by Pacific Investment Management Company LLC (PIMCO) and seeks to obtain its investment objective of current income and reasonable level of capital appreciation by investing at least 80% of its investable assets in investment grade debt obligations, which are debt obligations rated at least BBB by S&P, Baa by Moody’s, or the equivalent by another major rating service, and unrated debt obligations that the subadviser believes are comparable in quality, which may be represented by forwards or derivatives such as futures contracts, or swap agreements. The Fund’s benchmark is the Barclays Intermediate Government /Credit Bond Index.

When the repositioning is implemented, the Fund’s name will be changed to the Prudential Core Bond Fund and will be subadvised by Prudential Fixed Income (PFI),which is a unit of Prudential Investment Management, Inc. (PIM). The Fund’s benchmark will be the Barclays US Aggregate Bond Index. In addition, the investment objective will change to total return and the Fund will invest at least 80% of its investable assets in bonds.

The Fund currently offers Class T shares. When the repositioning is completed, Class T shares will be re-named as Class Z shares. In addition, the Fund will offer Class A, C, Q and R shares. As part of the repositioning, when PFI assumes management of the Fund, the Fund will realize lower expenses as a result of a reduction in the Fund’s management fee and the implementation of a new contractual expense cap, which will limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses) of each class of shares of the Fund to 0.45% of the Fund's average daily net assets.

Implementation of the Repositioning. The appointment of PFI as the Fund’s new subadviser is expected to become effective on or about January 2015. Although PFI is expected to assume management of the Fund during January 2015, the investment objective, investment policy, name change and other changes described above will not be implemented until on or about February 17, 2015. As a result, during this interim time period PFI will manage the Fund according to the investment objective and investment policies as set out in the Fund’s currently effective Prospectus and SAI.

The Fund has filed with the Securities and Exchange Commission an amendment to its registration statement, for the purpose of including disclosure in its Summary Prospectus, Prospectus and SAI setting forth in detail the changes described above. On or about February 17, 2015 the Trust expects to file with the SEC, print and mail to shareholders as soon as practicable thereafter a new Summary Prospectus which will include disclosures relating to the new investment policies and strategies to be followed by the Fund as part of the repositioning.

Information About PIM. In order to provide information about PFI prior to the issuance of the new Summary Prospectus, Prospectus and SAI noted above, effective January 2015 the Fund’s currently effective Summary Prospectus, Prospectus and SAI are hereby revised by removing all references and information pertaining to PIMCO, and including the following new disclosures relating to PIM:

I.	In the section of the Prospectus entitled Summary: Target Intermediate-Term Bond Portfolio/Management of the Portfolio, the existing portfolio manager chart is deleted and replaced with the following new chart:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Michael J. Collins, CFA	Managing Director & Senior Investment Officer	January 2015

Gregory Peters	Managing Director & Senior Investment Officer	January 2015
Richard Piccirillo	Principal	January 2015

II.	In the section of the Prospectus entitled How the Trust is Managed/Investment Subadvisers, the following information about PIM and PFI is hereby added:

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) that was organized in 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. As of September 30, 2014, PIM managed approximately $918 billion in assets.

Prudential Fixed Income (PFI) is the primary public fixed income asset management unit of PIM, with $534 billion in assets under management as of September 30, 2014, and is the unit of PIM that provides investment advisory services to the Fund. PFI is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

III.	In the section of the Prospectus entitled How the Trust is Managed/Portfolio Managers, the following biographical information for each portfolio manager is hereby added:

Michael J. Collins, CFA, is Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Gregory Peters is a Managing Director and Senior Investment Officer of Prudential Fixed Income. He is also senior portfolio manager for Core, Long Government/Credit, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining Prudential Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm’s macro research and asset allocation strategy. In addition, he was Morgan

Stanley’s Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the US Department of the Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies and was also recently recognized as Business Insider’s Top Analysts and Top Analysts to Watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Richard Piccirillo is a Principal and senior portfolio manager for Prudential Fixed Income’s Core, Long

Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo has specialized in mortgage- and asset- backed securities since joining Prudential Financial in 1993. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees &Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

LR707